Certification of Adoption by Board of Directors



This Certification of Adoption by Board of Directors is made this 23rd day of September 1999 by Gemini Learning Systems Inc. ("Seller") for the purpose of making certain representations and warranties for a transaction whereby Salient Cybertech, Inc, shall be purchasing all of the stock, rights, title and interest to the Seller and all the business related thereto. The Seller warrants and represents the following:

1. Attached is a copy of the minutes and resolution adopted by the Board of Directors of Seller notifying and approving the transaction between Salient Cybertech, Inc. and Seller.



Gemini Learning Systems, Inc.
Name of Seller
/s/ Kim Adolphe____________
Seller, and Sole Director
and Shareholder of Gemini
Learning Systems Inc.

Resolutions of the Board of Directors and Shareholders

                             of

Gemini Learning Systems, Inc.


WHEREAS the Board of Directors of the Corporation have entered into negotiations with Salient Cybertech, Inc. (SALIENT), a corporation registered in the State of Delaware, whereby SALIENT wishes to purchase all the outstanding shares of the Corporation:

AND WHEREAS the Shareholders of the Corporation unanimously agree that the said purchase is in the best interest of the Corporation, and have by unanimous agreement directed the Board of Directors to effect the steps necessary for the said purchase pursuant to the Agreement appended hereto;

BE IT RESOLVED THAT:

1.	This Corporation enter into the Share Purchase Agreement appended hereto upon the terms and conditions therein;

2.	The Officers of the Corporation are hereby directed, authorized, and empowered to take all actions on behalf of the Corporation necessary or desirable to effect the foregoing;

3.	The Corporation hereby consents to SALIENT utilizing the names
"Gemini" or "SWIFT" in any manner it sees fit for any purpose whatsoever, including, without limiting the generality of the foregoing, in its name and style.

4.	The Corporation directs that upon the consummation of the
transaction, any and all actions by the Officers and Board of Directors in effecting the said transaction are hereby ratified, and declared as of the times and dates as may be mentioned in any closing documents or ancillary documents.

5.	The Corporation further directs that the Board of Directors of provide to SALIENT any and all documentation SALIENT may require as post closing documentation, and hereby specifically ratify the transfer of shares from Kim Adolphe to SALIENT, as required by the abovementioned Purchase and Sale Agreement.

6.	The Shareholders confirm that Kim Adolphe is the sole Director,
Officer, and Shareholder in the Corporation.


THE UNDERSIGNED being all the shareholders of the Corporation, and Kim Adolphe, the only Director of the Corporation, hereby signs the foregoing resolution this 23rd day of September 1999.

SHAREHOLDERS:
DIRECTORS:
                                              /s/Kim Adolphe/s/_____________
                                              Kim Adolphe, President and
                                              Secretary
                                              /s/Kim Adolph/s/ _____________
                                              Kim Adolphe, Sole Director and
                                              Sole Shareholder



I, Kim Adolphe, the sole Director of the Corporation, and Secretary of the Corporation hereby Certify under the Seal of the Corporation that the foregoing resolutions were properly introduced, seconded, and passed on September 23, 1999 in Alberta.


/s/ Kim Adolphe/s/
Kim Adolphe
(Seal)

                            CERTIFICATE OF AUTHORITY




This certificate of Authority is made this 24th day of Sept, 1999 by Gemini Learning Systems Inc. ("Seller") for the purpose of making certain representations and warranties for a transaction whereby Salient Cybertech, Inc., shall be purchasing all of the stock, rights, title and interest to the Seller and all the business related thereto. The Seller warrants and represents the following:

All corporate action necessary to approve the execution, delivery and performance of any acquisition agreement in connection with the transaction has been obtained.

The Board of Directors of the Seller has duly authorized the execution, delivery and performance of this transaction and no other corporate action is required on the part of the Seller in order to authorize the execution, delivery and performance of any agreement related thereto.


Gemini Learning Systems Inc.
Name of Seller
/s/Kim Adolphe/s/
Name of Person Signing
President and CEO
Title
Sept., 24, 1999
Date

                        CERTIFICATE OF CORPORATE ORGANZATION




This certificate of corporate organization is made this 24th day of Sept, 1999 by Gemini Learning Systems Inc. ("Seller") for the purpose of making certain representations and warranties for a transaction whereby Salient Cybertech, Inc., shall be purchasing all of the stock, rights, title and interest to the Seller and all the business related thereto. The Seller warrants and represents the following:

1.	The Seller owns the following subsidiary entities: 	None

2.	The jurisdiction of each subsidiary is: 		None

3.	Besides the information in paragraphs number one and two, the seller has no other legal, equitable or beneficial ownership in any entities.


Gemini Learning Systems Inc.
Name of Seller
/s/Kim Adolphe/s/
Name of Person Signing
President and CEO
Title
September 24, 1999
Date

                          CERTIFICATE OF GOOD STANDING




This certificate of Good Standing is made this 24th day of Sept., 1999 by Gemini Learning Systems Inc. ("Seller") for the purpose of making certain representations and warranties for a transaction whereby Salient Cybertech, Inc., shall be purchasing all of the stock, rights, title and interest to the Seller and all the business related thereto. The Seller warrants and represents the following:

Seller represents that the Seller is duly qualified and in good standing as a foreign corporation in all jurisdictions where qualification is required except for those jurisdictions where the failure to be so qualified will not have a material adverse effect.




Gemini Learning Systems Inc.
Name of Seller
/s/Kim Adolphe/s/
Name of Person Signing
President and CEO
Title
Sept., 24, 1999
Date

                         CERTIFICATE OF NO VIOLATIONS




This certificate of No Violations is made this 24th day of Sept.,1999 by Gemini Learning Systems Inc. ("Seller") for the purpose of making certain representations and warranties for a transaction whereby Salient Cybertech, Inc., shall be purchasing all of the stock, rights, title and interest to the Seller and all the business related thereto The Seller warrants and represents the following:


1.	The transaction will not violate any material agreement to which the
   Seller is a party.

2	The transaction will not violate in any material respect any agreement to which the Seller is a party.

3.	The transaction will not violate in any material respect any material agreement to which the Seller is a party.

4.	The transaction will not violate any agreement to which the company is a party except for any such violation which will not be material to the Seller.

5.	The transaction will not violate any agreement to which the Seller is a party except for such violations which in the aggregate will not be immaterial to the Seller.

6. The transaction will not violate any agreement to which the seller is a party except for such violations of immaterial agreements which in the aggregate will not be material to the Seller.


Gemini Learning Systems Inc.
Name of Seller
/s/Kim Adolphe/s/
Name of Person Signing
President and CEO
Title
Sept., 24, 1999
Date

                CERTIFICATE AS TO STATUS OF SELLER'S STOCK

This certificate as to Status of Seller's stock is made this 24th day of Sept., 1999 by Gemini Learning Systems Inc. ("Seller") for the purpose of making certain representations and warranties for a transaction whereby Salient Cybertech, Inc., shall be purchasing all of the stock, rights, title and interest to the Seller and all the business related thereto. The Seller warrants and represents the following:

1. The only stock issuance's in Seller since June, 1990 were of certain limited types, such as issuance's upon the exercise of options or warrants or the conversion of convertible debt securities which, in each case, were outstanding on such date;

2.	As to the amount of such options, warrants, convertible securities and rights that were outstanding on such date, they are as follows:

3.	That no options, warrants, convertible securities or similar rights to acquire stock were issued since such date.

4.	The total number of shares in Company as of Sept 24th, 1999 is 1500 shares.

5. Besides those shares disclosed in paragraph number four and those issuance's disclosed in paragraphs number one, two and three, there are no other outstanding rights or interests in seller.

6.	The only outstanding shares are those being sold to Salient, and represented in the attached Certificate.

Gemini Learning Systems Inc.
Name of Seller
/s/Kim Adolphe/s/
Name of Person Signing
President and CEO
Title
Sept., 24, 1999
Date

                             SHARE CERTIFICATE

        Number                                             Shares
        A-4                                                1,000



                        GEMINI LEARNING SYSTEMS INC.

        INCORPORATED UNDER THE BUSINESS CORPORATION ACT (ALBERTA)



This Certifies that --------------- MARGARET KIM ADOLPHE --------------------

is the registered holder of ------------One Thousand---------------(1000)----
--Class "A" Common

Voting

Fully paid and non-assessable share(s), without par value, in the Capital of the Corporation.

The transfer of the shares represented by this certificate is subject to the restrictions contained in the articles of the Corporation.

The shares represented by this Certificate have rights, privileges, restrictions or conditions attached thereto and the Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of:

(i) the rights, privileges, restrictions or conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors, and (ii) the authority of the directors to fix the rights, privileges, restrictions or conditions of subsequent series.

In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated this 2nd day of July A.D. 1999

/s/MARGARET KIM ADOLPHE/s/                /s/MARGARET KIM ADOLPHE/s/
Authorized Officer                         Authorized Officer
President                                  Secretary

                                SHARE CERTIFICATE

                        Number                          Shares
                        A-3                             500



                           GEMINI LEARNING SYSTEMS INC.

              INCORPORATED UNDER THE BUSINESS CORPORATION ACT (ALBERTA)



This Certifies that --------------- MARGARET MASSIE-KIM ADOLPHE--------------

is the registered holder of ------------FIVE HUNDRED-------------(500)-------
Class "A" Common

Voting

Fully paid and non-assessable share(s), without par value, in the Capital of the Corporation.

The transfer of the shares represented by this certificate is subject to the restrictions contained in the articles of the Corporation.

The shares represented by this Certificate have rights, privileges, restrictions or conditions attached thereto and the Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of:

(iii) the rights, privileges, restrictions or conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors, and (iv) the authority of the directors to fix the rights, privileges, restrictions or conditions of subsequent series.

In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated this 22nd day of January A.D. 1994

/s/MARGARET KIM ADOLPHE/s/                         /s/MARGARET KIM ADOLPHE/s
Authorized Officer                                 Authorized Officer
President                                          Secretary/Treasurer

                      CORPORATE DOCUMENT CERTIFICATION




This Corporate Document Certification is made this 24th day of Sept. 1999 by Gemini Learning Systems Inc ("Seller") for the purpose of making certain representations and warranties for a transaction whereby Salient Cybertech, Inc. shall be purchasing all of the stock, rights, title and interest to the Seller and all the business related thereto. The Seller warrants and represents the following:

1.	The attached documents consist of a true and accurate copy of
   Seller's articles of incorporation.

2.	The attached documents consist of a true and accurate copy of
   Seller's bylaws and/or all documents governing the operation of Seller.

3.	The attached documents consist of true and accurate copies of all of the corporate minutes of Seller since inception. "See post closing undertaking".

4. The attached consists of a true and correct copy of the Seller's share register as it exists as of today's date. "See post closing undertaking".



Gemini Learning Systems Inc.
Name of Seller
Kim Adolphe
Name of Person Signing
President and CEO
Title
September 24, 1999
Date

SEE PAGES 59-88 OF THESE EXHIBITS FOR THE DOCUMENTIONS MENTIONED HEREIN

                           ENVIRONMENTAL CERTIFICATE



This environmental certificate is made this 24th day of Sept., 1999 by Gemini Learning Systems Inc. ("Seller") for the purpose of making certain representations and warranties for a transaction whereby Salient Cybertech, Inc., shall be purchasing all of the stock, rights, title and interest to the Seller and all the business related thereto. The Seller warrants and represents the following;


1.	The Seller's business has all of the required environmental permits and authorizations.

2.	The Seller's business is in compliance with all applicable
   environmental laws, permits and authorizations.

3.	There are no environmental claims pending or threatened against the
   Seller.

4.	There are no actions or circumstances pertaining to the Seller's business that may give rise to any future environmental claims.

5.	All locations on which the Seller's business may have conducted contain no environmentally risky activities.

Gemini Learning Systems Inc.
Name of Seller
/s/Kim Adolphe/s/
Name of Person Signing
President and CEO
Title
Sept., 24, 1999
Date

(Letterhead)
Bernabe Diaz
71 Stony Hill Rd.
2nd Floor
Bethel CT 06801

Dated Sept. 24, 1999


Larry Provost, Chairman
Paul Sloan, President
Salient Cybertech, Inc.
P0 Box 35287
Sarasota FL 34242

Re:     Opinion of Counsel of Gemini Learning Systems, Inc. ("Gemini")

Dear Gentlemen:

The undersigned has been retained to act as legal counsel on behalf of Gemini for the transaction whereby Salient Cybertech, Inc. ("Salient") shall acquire all of the common stock of Gemini, as well as all rights, title and interest into any assets or business conduct by Gemini. It is understood that this opinion letter shall be relied upon by Salient, in order for it to complete its acquisition of Gemini.

As counsel for Gemini, I have reviewed the following:

1.	All tax returns for the last three years.

2.	All bank statements for the last three years.

3.	All software and computer related contracts and agreements.

4.	All agreements whether written or verbal which had a gross aggregate value in excess of $1,000.

5.	All bulk sale transfer laws, as may be applicable in this transaction.

6. The Articles of Incorporation, Bylaws and all other organizational documents of Gemini.

7.	The annual and interim financial statements of Gemini for the last three years.

8.	The Canadian and American laws applicable to this transaction.

9.	I have conducted a search of all American and Canadian public records regarding Gemini.

10.	The stock transfer ledger and books of Gemini.

In addition to the above, I have conducted interviews with each of the employees of Gemini regarding all of the matters encompassed in paragraphs
1 - 10 hereinabove. Based on all of the information that I have received and based upon my review of the closing documentation for Salient's acquisition of Gemini, I have reached the following opinions:

1.	Gemini is a legal entity that has the authority to enter into a transaction to sell itself to Salient.

2.	All of the agreements and certifications executed by Gemini with regards to its sale to Salient are true, accurate and correct.

3.	Based on the manner in which the transaction between Salient and
   Gemini is structured, said transaction is in compliance with all American and Canadian laws.

4.	The transaction between Salient and Gemini shall not cause any material adverse tax effects to Gemini.

5.	Based upon my review of the law in America and Canada, the
   transaction contemplated between Salient and Gemini is in the best interest of each of their respective shareholders.

The opinions expressed herein are valid as of the date of this letter. In the event the laws of either American or Canada were to change subsequent to the date of this letter, the opinion of this letter may be materially effected.

Sincerely,

/s/Bernabe B. Diaz/s/
_______________________________
Counsel for Gemini
Bernabe B. Diaz

            CERTIFICATE REGARDING TAXES AND PENDING LITIGATIONS

This certificate of litigation and tax is made this 24th day of Sept., 1999 by Gemini Learning Systems Inc. ("Seller") for the purpose of making certain representations and warranties for a transaction whereby Salient Cybertech, Inc., shall be purchasing all of the stock, rights, title and interest to the Seller and all the business related thereto. The Seller warrants and represents the following:

1.	There are no pending lawsuits against the Seller.

2.	There are no pending or anticipated claims, either administrative, regulatory, legal or equitable against he Seller or any of its officers or directors.

3.	Neither the Seller nor its officers or directors have any outstanding tax liability as of today's date.





Gemini Learning Systems Inc.
Name of Seller
/s/Kim Adolphe/s/
Name of Person Signing
President and CEO
Title
Sept., 24, 1999
Date

            Board of Directors Approval and Waiver of Meeting


I, ____________________, a duly elected Board of Directors member of Salient Cybertech, Inc. hereby approve the following:

The closing of the Gemini Learning Systems, Inc. acquisition and the terms thereof as set forth in the Closing Document, which I have read and approve. Further, I authorize Chairman Larry Provost to make modifications to the Closing Document should modifications be required at the closing.
Subject to a satisfactory closing of the Gemini acquisition, I approve Kim Adoiphe be named a Director to fill the vacant seat on the Salient Cybertech, Inc. Board of Directors.

Subject to a satisfactory closing of the Gemini acquisition and the execution of a stock acquisition and consulting agreement between Kim Adolphe and Todd Finch, the issuance of stock and stock options to Todd Finch and the replacement of Salient stock to Kim Adolphe that is made available to Todd Finch as inducement for him to become a Board member and consultant to Salient Cybertech, Inc.

I hereby waive notice as well as attendance of a Board of Directors meeting on this item due to time and travel constraints.



Name

Signature



Identical Originals executed by each and every Director of the Registrant